UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2006
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events

Caterpillar Inc. issued two press releases today relating to retirement and appointment of Company officers and realignment of responsibilities in manufacturing divisions. The releases are filed as Exhibits 99.1 and 99.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:
	99.1	Caterpillar Announces Realignment Of Responsibilities Within Manufacturing Divisions; Wheel Loaders and Excavators Division Vice President Jerry Palmer Retires; Gary Stampanato Elected VP
	99.2	Caterpillar Names New Vice President With Responsibility For Progress Rail Services

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

October 16, 2006	By:	/s/ James B. Buda

James B. Buda
Vice President